UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2020

ABERDEEN STANDARD PRECIOUS METALS BASKET ETF TRUST

(Exact name of registrant as specified in its charter)

New York	001-34917	27-2780046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aberdeen Standard Investments ETFs Sponsor LLC 712 Fifth Avenue, 49th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

(844) 383-7289
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Aberdeen Standard Physical Precious Metals Basket Shares ETF	GLTR	NYSE Arca

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendments to the Allocated Account Agreement and the Unallocated Account Agreement

On June 5, 2020, The Bank of New York Mellon, in its capacity as Trustee of the Aberdeen Standard Precious Metals Basket ETF Trust (the “Trust”), entered into amendments to the Allocated Account Agreement and the Unallocated Account Agreement with JPMorgan Chase Bank, N.A., the Trust’s Custodian, and Aberdeen Standard Investments ETFs Sponsor LLC (the “Sponsor”), the Sponsor of the Trust (the “Custody Amendments”). The Custody Amendments reflect changes to the terms of the Allocated Account Agreement and the Unallocated Account Agreement (each a “Custody Agreement” and together, the “Custody Agreements”) such that each Custody Agreement shall have a term ending December 31, 2021 and will automatically renew for successive one year terms unless otherwise terminated, as approved and directed by the Sponsor on behalf of the Trust. No other material changes to the Custody Agreements were made in connection with the Custody Amendments.

The foregoing description of the Custody Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to the Allocated Account Agreement and the Amendment to the Unallocated Account Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this report and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit 10.1	Amendment to the Allocated Account Agreement dated June 5, 2020

Exhibit 10.2	Amendment to the Unallocated Account Agreement effective June 5, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERDEEN STANDARD PRECIOUS METALS BASKET ETF TRUST

By: Aberdeen Standard Investments ETFs Sponsor LLC,
Sponsor of the Aberdeen Standard Precious Metals Basket ETF Trust

Date: June 11, 2020	By:	/s/ Andrea Melia
Andrea Melia
Chief Financial Officer and Treasurer*

*	The Registrant is a trust and Ms. Melia is signing in her capacities as officer of Aberdeen Standard Investments ETFs Sponsor LLC, the Sponsor of the Registrant.